Convertible Notes:	6 Months Ended
Jun. 30, 2014
Convertible Notes: [Abstract]
Convertible Notes:

Note 11.        Convertible Notes:

In the fourth quarter of 2012, the Company restructured debt totaling $84.4 million. Pursuant to the agreement, the Company paid $16.9 million cash, issued 12,412,501 Class A common shares, issued modified notes with a face value of $25.3 million due June 29, 2014 (“Modified Notes”) and issued CVR's totaling 5.468% of any future proceeds, net of certain deductions (including income tax calculation and the payment of current obligations of the Company), actually received by the Company with respect to the Arbitration proceedings and/or disposition of the Brisas Project mining data.

 During the second quarter of 2014, the Company agreed with its Noteholders to extend the maturity date of its $25.3 million Modified Notes from June 29, 2014 to December 31, 2015 and issue $12 million of New Notes also maturing December 31, 2015. The terms of the Agreement were finalized on May 7, 2014. The Modified Notes were amended to be consistent with the terms of the New Notes.

The New Notes and the Modified Notes (as amended from the date of closing) (the "Notes") bear interest at a rate of 11% per year, which will be accrued and capitalized quarterly, issued in the form of a note (Interest Notes) and be payable in cash at maturity. Subject to certain conditions, the outstanding principal may be converted into Class A common shares of the Company, redeemed or repurchased prior to maturity. The Notes mature on December 31, 2015 and are convertible, at the option of the holder, into 285.71 shares of Class A common shares per $1,000 (equivalent to a conversion price of $3.50 per common share) at any time upon prior written notice to the Company. The Company paid, in the case of the New Notes, a fee of 2.5% of the principal in the form of an original issue discount and in the case of the Modified Notes, a cash extension fee of 2.5% of the principal.

The Notes are senior unsecured, equal in rank and subject to certain terms including: (1) the Mining Data and any award related to the Brisas Arbitration may not be pledged without consent of holders comprising at least 75% in principal amount of Notes; (2) the Company may not incur any additional indebtedness that ranks senior to or pari passu with the Notes in any respect without consent of holders comprising at least 75% in principal amount of Notes; (3) each Noteholder will have the right to participate, on a pro rata basis based on the amount of equity it holds, including equity issuable upon conversion of convertible securities, in any future equity or debt financing; (4) the Notes shall be redeemable on a pro rata basis, by the Company at the Noteholders' option, at a price equal to 120% of the outstanding principal balance upon the issuance of a final Arbitration Award, with respect to which enforcement has not been stayed and no annulment proceeding is pending; provided the Company shall only be obligated to make a redemption to the extent net cash proceeds received are in excess of $20,000,000, net of taxes and $13,500,000 to fund accrued and unpaid prospective operating expenses; (5) capital expenditures (including for exploration and related activities) shall not exceed $500,000 in any 12-month period without the prior consent of holders of a majority of the Notes; and (6) the Company shall not agree with any of the Noteholders to any amendment or modification to any terms of the Notes, provide any fees or other compensation whether in cash or in kind to any holder of the Notes, or engage in the repurchase, redemption or other defeasance of any Notes without offering such terms, compensation or defeasance to all holders of the Notes on an equitable and pro-rata basis.

Accounting standards require the Company to allocate the convertible notes between their equity and liability component parts based on their respective fair values at the time of issuance. The liability component was computed by discounting the stream of future payments of interest and principal at the prevailing market rate for a similar liability that does not have an associated equity component. The equity portion of the notes was estimated using the residual value method at approximately $5.7 million net of issuance costs. The fair value of the liability component is accreted to the face value of the Notes using the effective interest rate method over the expected life of the Notes, with the resulting charge recorded as interest expense. Extinguishment accounting was used for the Modified Notes resulting in a loss of $0.2 million due to the unamortized discount remaining on the notes prior to the restructuring.

Carrying value of Modified Notes as of December 31, 2013	$22,956,658
Old Notes	1,042,000
Total carrying value of convertible notes as of December 31, 2013	23,998,658
New Notes issued in 2014, net of capitalized fees and expenses	11,315,512
Portion of convertible notes allocated to equity	(5,749,267)
Settlement of Modified Notes	(4,000)
Interest Notes issued	135,293
Loss on 2014 restructuring of notes	161,292
Accretion of convertible notes during 2014	2,317,556
Total carrying value of convertible notes as of June 30, 2014	$32,175,044